Exhibit 10.64

September 1, 2009

VIA ELECTRONIC DELIVERY

Ms. Kim Partoll

Chief Operating Officer

AOL LLC

22000 AOL Way

Dulles, Virginia 20166

Re:	Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and AOL LLC (f/k/a/ America Online, Inc.) (“Customer”) effective as of April 18, 2000, as amended (the “Managed Modem Agreement”); Amendment to the Global Master Services Agreement for Colocation Space, effective as of May 16, 2005 between Level 3 and Customer; and Amendment No. 6 to Network Services Agreement by and between Level 3 (successor to Genuity Services, Inc. (BBN Corporation) and Customer, dated March 21, 2005.

Dear Ms. Partoll:

This letter agreement (the “Letter Agreement”) memorializes our agreement concerning certain commitments, pricing tiers (i.e., Tier I, II and II) associated with the applicable Rate Center within a Level 3 Market (i.e., Market, A, B and C), pricing for IGG Ports, terms for exiting certain Rate Centers and Service Wind Down, all under the Managed Modem Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Managed Modem Agreement.

1.	Term: The Term of the Managed Modem Agreement will extend through March 31, 2011, subject to the Wind Down Period (as defined below). The Term (respecting Services provided under the Managed Modem Agreement) may only be extended beyond March 31, 2011 through mutual agreement of the parties.

2.	Termination of Existing Commitments: AOL’s purchase commitments set for in the letter agreement dated March 7, 2008 between Level 3 and AOL (the “2008 through 2009 Purchase Commitment”) shall be terminated as of August 31, 2009 and shall thereafter have no further force and effect.

3.	Revised Purchase Commitment: Beginning September 1, 2009 and continuing through March 31, 2011, (the “Commitment Period”), AOL commits that it will maintain [****] of the Total AOL Dial-up Hours (the “Committed Percentage”) with Level 3 under the Managed Modem Agreement during the Commitment Period (the “2009 through 2011 Purchase Commitment”). Traffic from either (i) the “A” Markets identified in “Attachment A” attached hereto; and/or (ii) the ICG Ports shall contribute to the Committed Percentage. The Committed Percentage shall be calculated over the entire Commitment Period. Except as provided below or elsewhere in the Managed Modem Agreement, Level 3 shall not limit or otherwise restrict AOL from delivering traffic to Level 3 in “B Markets” or “C Markets” (as defined in Attachments B & C attached hereto respectively). For clarification, Total AOL Dial-Up Hours shall have the meaning set forth in the letter agreement dated March 7, 2008 between Level 3 and AOL.

4.	Pricing and Billing: The letter agreement between the Parties effective December 15, 2008 shall be terminated as of September 1, 2009.

(a)	Pricing: [****]

Effective March 1, 2010, the minimum monthly Port Charge (subject to the Bursting Charge in Section 4(b) below) for all ports shall be as set forth in the chart below based on the pricing levels set forth in Attachments A, B and C:

[****]

Burst Charge: [****]

(b)	Billing (Fixed Port with Bursting): Customer will be billed on a Fixed Port with Bursting on a per port basis. Charges for this Service consists of both (i) the minimum monthly Port Charge identified above and (ii) a Burst Charge. The Burst Charge shall be billed in arrears and may be identified as a monthly usage charge (MUC) that is attributable to Customer’s Bursting. [****]

5.	ICG Ports: The ICG Ports and associated hours delivered on the ICG Ports shall continue to be delivered in accordance with the provisions of the letter agreement dated July 1, 2008 between the Level 3 and AOL (the “July 1 Letter”), except that: (i) the ICG Term (as previously defined under the July 1 Letter) shall be extended through March 31, 2011, which period is co-terminus with the Commitment Period; (ii) the blended rate for ICG Ports is now [****] as identified in Section 4 above; and (iii) traffic delivered during the Commitment Period on the ICG Ports shall contribute to the Committed Percentage and 2009 through 2011 Purchase Commitment. Notwithstanding the foregoing (and without limiting the 2009 through 2011 Purchase Commitment), AOL shall have the option to turn down any portion of the ICG Ports during the period of [****] only, provided AOL provides Level 3 with at least [****] prior written notice of its intention to do so.

6.	Service Wind Down: Upon expiration or termination of the Term, respecting any ports provided under the Managed Modem Agreement, including the ICG Ports, and provided the Parties have not mutually agreed to extend the Term, the Parties shall begin the process of winding down Service provided under the Managed Modem Agreement in accordance with the following (as described in this Section 6, the “Service Wind Down”), which shall be effective the first day following the expiration or termination of the Term and continue for a nine (9) month period (“Wind Down Period”), unless otherwise extended by mutual agreement of the Parties.

During the Wind Down Period:

a.	AOL will continue to provide Level 3 with a non-binding, rolling, 90 day schedule of ports and hours to be turned down by Rate Center; such forecast shall be provided in accordance with the forecasting process in effect as of the date of this Letter Agreement (“Forecasting”).

b.	Level 3 will provide commercially reasonable assistance to enable AOL to shut down Services or transition Services to a new provider as described herein.

c.	the Committed Percentage shall be [****]

d.	Except as provided in Section 7 below with respect to Tandem Rate Centers (as defined below), Level 3 has the right, during the Wind Down Period only, to exit Rate Centers in “B” Markets and “C” Markets only by giving AOL 90 days advance written notice.

e.

Respecting any ports (including ICG Ports) terminated during the Wind Down Period, the monthly invoice will reflect a prorated amount of the applicable per month per Port Charge, calculated by multiplying the number of days such port was in service during the month by 1/30th of the applicable per port per month charge.

7.

Exiting Rate Centers:  Notwithstanding anything in the Managed Modem Agreement to the contrary, Level 3 shall have the right to exit Rate Centers where Level 3 does not own the trunking to the applicable end office and the applicable LEC, ILEC, RBOC or PUC requires Level 3 to return the applicable area code number blocks for such Market (the “Tandem Rate Centers”), provided that Level 3 shall make commercially reasonable efforts to provide AOL with at least one hundred eight (180) days advance written notice (but such actual notice shall not be less than 90 days) of Level 3’s intent to exit such Rate Center. The Rate Centers applicable to this provision shall be limited to those Rate Centers identified in Attachment D attached hereto. Should Level 3 exercise its rights under this provision during the Commitment Period, then AOL shall have the right to move traffic from the applicable Tandem Rate Center any time following the date Level 3 provides notice of its intent to exit such Tandem Rate Center and, to the extent that Level 3 is exiting a Tandem Rate Center in an “A” Market, then AOL’s Committed Percentage will be reduced (effective on the date that Level 3 notifies AOL) by an equivalent amount of traffic as AOL delivered to such Rate Center over the previous billing period. By way of example, if [****] Total AOL Dial-Up Hours is delivered to an affected Tandem Rate Center in an “A”

Market in the billing period prior to a notification to AOL that Level 3 intends to exit such Tandem Rate Center, then the Committed Percentage shall immediately be reduced by [****]

8.	Purchase Commitment Certification: For clarity, the certification process for validating Level 3’s share of Total AOL Dial-Up Hours related to any purchase commitments made under the Managed Modem Agreement shall remain in place through the Term associated with the same.

9.	Toll Free Modem Service: The toll free modem service being provided to AOL by Level 3 pursuant to i) the Amendment to the Global Master Services Agreement for Colocation Space effective as of May 16, 2005 between Level 3 and America Online, Inc., and ii) Amendment No. 6 to Network Services Agreement by and between America Online, Inc and Level 3 Communications, LLC (successor to Genuity Services, Inc. (BBN Corporation) dated March 21, 2005, (together, the “Toll Free Modem Service Agreements”) shall be further amended to extend the term of such services to be co-terminus with the expiration of the Managed Modem Agreement.

10.	Other existing terms and conditions: All other terms and conditions in the Managed Modem Agreement and the Toll Free Modem Service Agreements not specifically addressed herein will remain in effect. In the event of any conflicts between the terms of the Managed Modem Agreement and this Letter Agreement, the terms of this Letter Agreement shall govern.

If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

Attachment A (“A Markets”)

[****]

Attachment B (“B Markets”)

[****]

Attachment C (“C Markets”)

[****]

Attachment D

Tandem Rate Center candidates

Attachment D

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]